================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------



                                    FORM 8-K




                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934


                          ----------------------------




       Date of Report (Date of earliest event reported): December 16, 1999


                           SANTA FE SNYDER CORPORATION
             (Exact name of registrant as specified in its charter)




            Delaware                                   1-7667                                      36-2722169
  (State or other jurisdiction                (Commission File Number)                          (I.R.S. Employer
        of incorporation)                                                                      Identification No.)



                             840 Gessner Suite 1400
                              Houston, Texas 77024
               (Address of Principal Executive Offices) (Zip Code)


                                 (713) 507-5000
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

         The Board of Directors of Santa Fe Synder Corporation has announced that the date of its 2000 Annual Meeting of Shareholders will be May 16, 1999.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  SANTA FE SNYDER CORPORATION



                                                  By: /s/ Mark A. Older
                                                      --------------------------
                                                          Mark A. Older
                                                          Corporate Secretary

Date: December 16, 1999



                                       -3-